UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

April 25, 2022

Akumin Inc.

(Exact name of Registrant as specified in its charter)

Ontario	001-39479	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8300 W. Sunrise Boulevard Plantation, Florida	33322
(Address of principal executive offices)	(Zip Code)

(844) 730-0050

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	AKU	The Nasdaq Stock Market LLC
Common Shares, no par value	AKU	Toronto Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.04	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Akumin Corp., a wholly owned indirect subsidiary of the Registrant, furnished a notice to participants in the Akumin 401(k) Plan (the “Plan”) informing them that there will be a temporary “blackout period” that will apply to the Plan due to the liquidation of the unitized stock fund (the “Stock Fund”) that has been used to acquire on the public market and hold common shares of Akumin Inc. for Plan participants. The notice stated that, during the blackout period, participants will be unable to direct or diversify the portions of their Plan accounts invested in the Stock Fund, or obtain a loan, withdrawal or distribution from the portions of their Plan accounts invested in the Stock Fund. The notice further stated that the blackout period is expected to begin at 8:00 a.m. Eastern time on May 23, 2022 and is expected to end at 4:00 p.m. Eastern Time on June 30, 2022.

In connection with the foregoing, on April 25, 2022, Akumin Inc. sent a notice to its directors and executive officers informing them that, pursuant to Section 306(a) of the Sarbanes-Oxley Act of 2002 and the rules promulgated thereunder, during the blackout period each of them is prohibited from, directly or indirectly, purchasing, selling or otherwise acquiring or transferring any equity securities of Akumin Inc. (or derivatives thereof) acquired in connection with his or her service or employment as a director or executive officer. The notice to directors and executive officers is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

During the blackout period and for a period of two years after the ending date thereof, a security holder of Akumin Inc. or other interested person may obtain, without charge, information regarding the actual beginning and ending dates of the blackout period, by contacting the Chief Legal Officer and Corporate Secretary of Akumin Inc. by telephone at 954-678-4489 or by mail at Akumin Inc., 8300 W. Sunrise Boulevard, Plantation, Florida 33322.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Notice to directors and executive officers dated April 25, 2022

104	Cover Page Interactive Data File (the cover page iXBRL tags are embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Akumin Inc.

Date: April 25, 2022	By:	/s/ Matt Cameron
Matt Cameron Chief Legal Officer and Corporate Secretary